Income tax benefit/(expense)	6 Months Ended
Dec. 31, 2023
Major components of tax expense (income) [abstract]
Income tax benefit/(expense)	Income tax benefit/(expense)

	Six Months Ended December 31,
(in U.S. dollars, in thousands)	2023	2022
Income tax (benefit)/expense
Current tax
Current tax	—	—
Total current tax (benefit)/expense	—	—

Deferred tax
(Increase)/decrease in deferred tax assets	22	—
(Decrease)/increase in deferred tax liabilities	(124)	(126)
Total deferred tax (benefit)/expense	(102)	(126)
Income tax (benefit)/expense	(102)	(126)
Deferred tax assets have been brought to account only to the extent that it is foreseeable that they are recoverable against future tax liabilities.
Deferred tax assets are recognized for unused tax losses to the extent that it is probable that future taxable profit will be available against which the unused tax losses can be utilized. Deferred tax assets are offset against taxable temporary differences (deferred tax liabilities) when the deferred tax balances relate to the same tax jurisdiction in accordance with our accounting policy.
Deferred taxes are measured at the rate in which they are expected to settle within the respective jurisdictions, which can change based on factors such as new legislation or timing of utilization and reversal of associated assets and liabilities.

(in U.S. dollars, in thousands)	As of December 31, 2023	As of June 30, 2023
Deferred tax assets not brought to account
Unused tax losses
Potential tax benefit at local tax rates	134,682	125,728
Other temporary differences
Potential tax benefit at local tax rates	13,797	12,318
Other tax credits
Potential tax benefit at local tax rates	3,220	3,220
	151,699	141,266